UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): May 24, 2010

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard Drive, Suite 300 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 24, 2010.  The proposals before the Company’s stockholders and the results of voting on such proposals were as provided below.

(i)  Election of Directors - The following persons were elected as directors to hold office until the next Annual Meeting of Stockholders or until their death, resignation or removal.

	Votes For	Votes Against	Votes Abstained
Victor J. Barnhart	13,694,061	26,489	3,997
James R. Baumgardner	13,672,319	48,135	4,093
Joe F. Colvin	13,665,827	54,141	4,579
Daniel Fox	13,693,087	25,786	5,674
Jeffrey S. Merrifield	13,416,562	303,310	4,675
John W. Poling	13,662,643	56,812	5,092
Stephen A. Romano	13,480,415	239,154	4,978

(ii)  Ratification of the Company's Independent Registered Public Accounting Firm - The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2010 fiscal year.  The voting results were 13,706,572 shares “FOR”, 10,483 shares “AGAINST” and 7,492 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.
(Registrant)

Date: May 27, 2010	By: /S/ Jeffrey R. Feeler
Jeffrey R. Feeler
Vice President and Chief Financial Officer